                                                                                                          EXHIBIT 99.1

Media Contact:             Roy Wiley                 630-753-2627
Investor Contact:          Mark Oberle               630-753-2406

   NAVISTAR RETURNS TO PROFITABILTY IN THIRD QUARTER AS PREVIOUSLY FORECAST; CONTINUED IMPROVEMENTS SEEN FOR FOURTH
                                                       QUARTER

                        Cost Reduction Remains On Target With Solid Profit Forecast For 2004;
                               Substantial Pickup In July Industry Medium Truck Orders

         WARRENVILLE,  Ill. -- August 15, 2003 - As it previously forecast,  Navistar International  Corporation
(NYSE:  NAV), the nation's largest combined  commercial truck,  school bus and mid-range diesel engine producer, today reported that it returned to  profitability  in its third fiscal quarter ended July 31, 2003 and said that it is on track to be solidly profitable in the fourth quarter.
         Net income from  continuing  operations  for the three months ended July 31, 2003 totaled $19 million,  equal to $0.26 per diluted  common  share,  compared  with a loss of $16 million or ($0.26) per diluted  common share a year ago. The consensus estimate of analysts was a profit of $0.25 cents per share.
         Consolidated sales and revenues from  manufacturing and financial  services  operations for the third quarter totaled $1.9 billion, compared with  $1.6 billion in the same quarter a year ago.
         Daniel C. Ustian,  Navistar  president and chief  executive  officer,  said that the third quarter profit was achieved  despite  continued  softness in medium truck  shipments,  but said he was encouraged by strong pickup in new medium truck orders in July.
         According to Ustian,  preliminary  July industry  Class 6-7 medium truck orders  totaled  7,700 units,  up 37 percent over a year ago and the highest  monthly  total since August  2002.  The company,  the leader in the Class 6-7 market with  year-to-date  market share of 42 percent,  recorded  3,400 orders in July,  or 44 percent of the industry total.

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                                                              E-1

                                                                                                          EXHIBIT 99.1
         Page Two/3Q Earnings

         Industry heavy truck orders in July totaled 17,200 units, the third  consecutive  month of solid order rates.
Ustian noted that heavy truck orders are generally considered an early-cycle barometer of overall economic momentum
         "Our focus  continues to be on improving  our cost  structure so that we can be  profitable  at all points of the business  cycle," Ustian said. "We are pleased by the  outstanding  performances  recorded in the third quarter by both our parts and service  organization  and our finance  group.  We anticipate we will be solidly  profitable in the fourth  quarter,  with diluted  earnings of between $0.65 and $0.75 per share from  continuing  operations.  Despite a strong and profitable  second half,  based upon our current  industry  expectations,  it will be difficult to overcome the deficit recorded in the first six months of the year."
          Turning to the future,  Ustian said the company looks for "solid  profitability  in 2004 as overall economic momentum improves."
         Manufacturing  gross margins in the third  quarter rose to 13.5  percent,  up from 12.9 percent in the second quarter and above the 12.2 percent reported in the third quarter last year.
         For the first  nine  months of fiscal  2003,  Navistar  reported  a loss from  continuing  operations  of $91 million,  or ($1.35) per diluted  common  share,  compared with a loss of $71 million,  or ($1.18) per diluted  common share in the first nine  months of 2002.  Consolidated  sales and  revenues  for the first nine  months of fiscal 2003 rose to $5.3 billion from $4.7 billion in the same period in 2002.
         Worldwide  shipments  of  International  brand  heavy and medium  trucks and  school  buses  during the third quarter  totaled 21,200 units,  up from the 19,800 units shipped in the third quarter of 2002.  Shipments of mid-range diesel engines to other original  equipment  manufacturers  during the quarter  totaled  82,200,  compared with 73,400 units in the third quarter last year.
         Despite  the July  industry  increase  in orders for medium  trucks,  Ustian said the company has lowered its forecast for North  American  industry  retail sales for Class 6-7 trucks to 72,700 units for the year ending  October
31,  2003,  down from the  previous  forecast of 77,300  units and  approximately  the same as 2002 sales.  School bus retail sales  forecasts  remain  unchanged at 27,500  units,  as does the forecast for Class 8 heavy trucks at 156,000 units.  He explained the July  increase in industry  orders came too late to improve  production  and retail sales for the company's fiscal year ending October 31, 2003.
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                                                                                                          EXHIBIT 99.1
  Page Three/3Q Earnings

         The company also reduced the estimate of mid-range  diesel  engines that  International  will produce for its own use and for sale to other  manufacturers  from 417,000 units to 400,000 units for the year ending October 31, 2003 as the result of the decline in  anticipated  industry  demand for medium trucks and the slight decline for super duty pickup trucks.
         Navistar  International  Corporation  (NYSE:  NAV) is the parent  company of  International  Truck and Engine
Corporation.  The company  produces  International(R)brand  commercial  trucks,  mid-range diesel engines and IC brand school buses and is a private label  designer and  manufacturer  of diesel  engines for the pickup truck,  van and SUV markets.  With the broadest  distribution  network in North America, the company also provides financing for customers and dealers.  Additionally,  through a joint venture with Ford Motor  Company,  the company  builds medium  commercial
trucks   and  sells   truck  and   diesel   engine   service   parts.   Additional   information   is   available   at
www.nav-international.com.
-------------------------

Forward Looking Statements

Statements  contained in this news release that are not purely historical are forward-looking  statements within the  meaning of the  Private  Securities  Litigation  Reform Act of 1995,  including  statements  regarding  the company's  expectations,  hopes,  beliefs and intentions on strategies  regarding the future. It is important to note  that  the  company's  actual  future  results  could  differ  materially  from  those  projected  in  such forward-looking  statements  because of a number of  factors,  including  but not  limited to general  economic, business and financing conditions,  labor relations,  governmental action, competitor pricing activity,  expense volatility,  and other  risks  detailed  from time to time in  Navistar's  Securities  and  Exchange  Commission filings.  Navistar assumes no obligation to update the information included in this news release.

Conference Call Scheduled
The  company's  conference  call with  security  analysts to discuss the earnings  report will be web cast at 10 a.m.
CDT today.  The web cast can be accessed  through  Navistar's  website at  http://www.nav-international.com/investor/
                                                                           ------------------------------------------
and connecting to the link to the conference call.  Additional financial  information can be found at http://www.nav
                                                                                                      ---------------
-international.com/investor, via the financial and investor information link to the overview page.
---------------------------

                                                      -- 30 --

                                                         E-3

                                                                                                          EXHIBIT 99.1
                                          NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                           STATEMENT OF INCOME (UNAUDITED)
                                     (Millions of dollars, except per share data)

                                                                     Three Months Ended                Nine Months Ended
                                                                           July 31                          July 31
                                                               -----------------------------------------------------------------
                                                                   2003             2002             2003             2002
                                                               --------------  ----------------  --------------  ---------------
Sales and revenues
Sales of manufactured products                                 $   1,810       $   1,524         $   5,097       $   4,502
Finance and insurance revenue                                         81              61               226             210
Other income                                                           3               6                13              16
                                                               ---------       ---------         ---------       ---------
Total sales and revenues                                           1,894           1,591             5,336           4,728
                                                               ---------       ---------         ---------       ---------

Costs and expenses
Cost of products and services sold                                 1,579           1,355             4,587           3,985
Postretirement benefits expense                                       71              58               225             174
Engineering and research expense                                      57              61               175             190
Selling, general and administrative expense                          120             115               366             376
Interest expense                                                      33              39               104             115
Other expense                                                          2               2                20              19
                                                               ---------       ---------         ---------       ---------
Total costs and expenses                                           1,862           1,630             5,477           4,859
                                                               ---------       ---------         ---------       ---------

Income (loss) from continuing operations before
          income taxes                                                32             (39)             (141)           (131)
Income tax expense (benefit)                                          13             (23)              (50)            (60)
                                                               ---------       ---------         ---------       ---------
        Income (loss) from continuing operations                      19             (16)              (91)            (71)
Loss from discontinued operations                                     (1)              -                (4)             (5)
                                                               ---------       ---------         ---------       ---------

Net income (loss)                                              $      18       $     (16)        $     (95)      $     (76)
                                                               =========       =========         =========       =========

--------------------------------------------------------------------------------------------------------------------------------

Basic earnings (loss) per share
        Continuing operations                                  $    0.27       $   (0.26)        $   (1.35)      $   (1.18)
        Discontinued operations                                    (0.01)          (0.01)            (0.06)          (0.09)
                                                               ---------       ---------         ---------       ---------
               Net income (loss)                               $    0.26       $   (0.27)        $      (1.41)   $   (1.27)
                                                               =========       =========         ============    =========

Diluted earnings (loss) per share
        Continuing operations                                  $    0.26       $   (0.26)        $   (1.35)      $   (1.18)
        Discontinued operations                                    (0.01)          (0.01)            (0.06)          (0.09)
                                                               ---------       ---------         ---------       ---------
               Net income (loss)                               $    0.25       $   (0.27)        $      (1.41)   $      (1.27)
                                                               =========       =========         ============    ============

Average shares outstanding (millions)
        Basic                                                       68.5            60.6              67.7            60.2
        Diluted                                                     74.8            60.6              67.7            60.2

--------------------------------------------------------------------------------------------------------------------------------
The Statement of Income includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.

08/14/03
                                                              E-4

                                                                                                          EXHIBIT 99.1
                                          NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                     STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                                                (Millions of dollars)
                                                                                       As of July 31
                                                                     ------------------------------------
                                                                          2003                 2002
                                                                     ----------------     ---------------
ASSETS

Current assets
        Cash and cash equivalents                                      $     187            $     547
        Marketable securities                                                125                   10
        Receivables, net                                                     869                  622
        Inventories                                                          536                  714
        Deferred tax asset, net                                              256                  154
        Other assets                                                         188                  152
                                                                       ---------            ---------
Total current assets                                                       2,161                2,199
                                                                       ---------            ---------

Marketable securities                                                        439                  256
Finance and other receivables, net                                           957                1,267
Property and equipment, net                                                1,304                1,514
Investments and other assets                                                 328                  210
Prepaid and intangible pension assets                                         59                  277
Deferred tax asset, net                                                    1,346                  851
                                                                       ---------            ---------

Total assets                                                           $   6,594            $   6,574
                                                                       =========            =========

LIABILITIES AND SHAREOWNERS' EQUITY

Liabilities
Current liabilities
        Notes payable and current maturities of long-term debt         $     229            $     399
        Accounts payable, principally trade                                  892                  932
        Other liabilities                                                  1,012                  708
                                                                       ---------            ---------
Total current liabilities                                                  2,133                2,039
                                                                       ---------            ---------

Debt:   Manufacturing operations                                             871                  789
        Financial services operations                                      1,418                1,417
Postretirement benefits liability                                          1,362                  915
Other liabilities                                                            517                  366
                                                                       ---------            ---------
         Total liabilities                                                 6,301                5,526
                                                                       ---------            ---------

Commitments and contingencies

Shareowners' equity
Series D convertible junior preference stock                                   4                    4
Common stock and additional paid in capital
         (75.3 million shares issued)                                      2,121                2,139
Retained earnings (deficit)                                                 (890)                (261)
Accumulated other comprehensive loss                                        (725)                (361)
Common stock held in treasury, at cost                                      (217)                (473)
                                                                       ---------            ---------
         Total shareowners' equity                                           293                1,048
                                                                       ---------            ---------

Total liabilities and shareowners' equity                              $   6,594            $   6,574
                                                                       =========            =========

---------------------------------------------------------------------------------------------------------
The Statement of Financial Condition includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.

08/14/03
                                                  E-5